[ *** ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Exchange Act Of 1933, as amended.
Exhibit 10.14.3
THIRD AMENDMENT
TO
LICENSE AGREEMENT
This Third Amendment (the “Amendment”) is entered into as of May 9, 2006 (the “Third Amendment Date”) to modify the terms of the License Agreement (the “License Agreement”) dated as of March 15, 2004 (as amended April 5, 2005 and February 10, 2006), by and between DAIICHI ASUBIO PHARMA CO., LTD., a corporation organized and existing under the laws of Japan and having its registered office at 9-11, Akasaka 2-chome, Minato-ku, Tokyo 107-8541, Japan (hereinafter referred to as “DAP”) and REPLIDYNE, INC., a corporation organized and existing under the laws of the State of Delaware, having its principal business office at 1450 Infinite Drive, Louisville, Colorado 80027, U.S.A. (hereinafter referred to as “REPLIDYNE”). DAP and REPLIDYNE are sometimes referred to collectively herein as the “Parties” or individually as a “Party.”
WITNESSETH:
WHEREAS, DAP and REPLIDYNE have entered into the License Agreement regarding the development and commercialization of Faropenem Medoxomil for the United States and Canadian markets;
WHEREAS, in the previous amendment, a milestone amount was inadvertently misstated relative to the Parties’ business agreement regarding the same;
WHEREAS, in light of such development, the Parties agree to revise certain terms of the License Agreement as indicated below.
NOW, THEREFORE, for and in consideration of the premises and covenants contained herein, DAP and REPLIDYNE agree to amend the License Agreement as written below.
1. Subsection (g) under Section 6.1 “License Fees” shall be replaced in its entirety. The new Section 6.1(g) shall be written as:
"(g) [ *** ]”
2. No other changes. Except as otherwise expressly provided in this Amendment, all of the terms and conditions of the License Agreement shall remain in full force and effect.
3. Term of this Amendment. This Amendment shall become effective as of the Third Amendment Date and shall remain in full force and effect during the term of the License Agreement.

     IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers upon the date first above written in duplicate original, one (1) original to be retained by each of DAP and REPLIDYNE.

DAIICHI ASUBIO PHARMA CO., LTD.		REPLIDYNE, INC.

Signature:	/s/ George Nakayama	Signature:	/s/ Kenneth Collins

Name:	George Nakayama	Name:	Kenneth Collins

Title:	President	Title:	President and Chief Executive Officer

Date:	5-9, 2006	Date:	5-9-06

2

[ *** ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Exchange Act Of 1933, as amended.